Exhibit 21: Subsidiaries of Registrant, iHeartMedia, Inc.

Name	State of Incorporation
1567 Media, LLC	DE
AMFM Broadcasting, Inc.	DE
AMFM Broadcasting Licenses, LLC	DE
AMFM Operating, Inc.	DE
AMFM Radio Licenses, LLC	DE
AMFM Texas, LLC	DE
AMFM Texas Broadcasting, LP	DE
AMFM Texas Licenses, LLC	TX
Austin Tower Company	TX
Capstar Radio Operating Company	DE
Capstar TX, LLC	TX
CC Broadcast Holdings, Inc.	NV
CC CV LP, LLC	DE
CC Finco, LLC	DE
CC Finco Holdings, LLC	DE
CC Licenses, LLC	DE
CCHCV LP, LLC CCOI Holdco Parent I, LLC CCOI Holdco Parent II, LLC CCOI Holdco Sub I, LLC CCOI Holdco Sub II, LLC	DE DE DE DE DE
Christal Radio Sales, Inc.	DE
Cine Guarantors II, Inc.	CA
Citicasters Co.	OH
Citicasters Licenses, Inc.	TX
Clear Channel Adshel, Inc.	DE
Clear Channel Airports of Georgia, Inc.	GA
Clear Channel Airports of Texas, JV	TX
Clear Channel Brazil Holdco, LLC	DE
Clear Channel Broadcasting Licenses, Inc.	NV
Clear Channel Electrical Services, LLC	DE
Clear Channel Holdings, Inc. Clear Channel Interstate, LLC	NV DE
Clear Channel Investments, Inc.	NV
Broader Media, LLC	DE
Broader Media Holdings, LLC	DE
Clear Channel Metra, LLC	DE
Clear Channel Metro, LLC	DE
Clear Channel Mexico Holdings, Inc.	NV
Clear Channel Outdoor, Inc.	DE
Clear Channel Outdoor Holdings, Inc.	DE
Clear Channel Outdoor Holdings Company Canada	DE
Clear Channel Peoples, LLC	DE
Clear Channel Real Estate, LLC Clear Channel Real Estate Services, LLC	DE TX
Clear Channel Spectacolor, LLC	DE
Clear Channel Worldwide Holdings, Inc.	NV
Clear Channel/Interstate Philadelphia, LLC	DE
Critical Mass Media, Inc.	OH
Eller-PW Company, LLC	CA
Exceptional Outdoor Advertising, Inc.	FL
Get Outdoors Florida, LLC	FL
iHeartMedia + Entertainment, Inc.	NV
iHeartMedia Capital I, LLC	DE
iHeartMedia Capital II, LLC	DE
iHeartCommunications, Inc.	TX
iHeartMedia Management Services, Inc.	TX
iHeartMedia Tower Co. Holdings, LLC	DE
iHM Identity, Inc.	TX
Interspace Airport Advertising International, LLC	PA
IN-TER-SPACE Services, Inc.	PA
Katz Communications, Inc.	DE
Katz Media Group, Inc.	DE
Katz Millennium Sales & Marketing, Inc.	DE
Katz Net Radio Sales, Inc.	DE
Keller Booth Sumners Joint Venture	TX
Kelnic II Joint Venture	TX
M Street Corporation	WA
TTWN Networks, LLC	DE
TTWN Media Networks, LLC	MD
Metro Networks Communications, LP	DE
Metro Networks Services, Inc.	DE
Miami Airport Concession LLC	DE
Milpitas Sign Company, LLC	DE
Outdoor Management Services, Inc.	NV
Premiere Networks, Inc.	DE
SmartRoute Systems, Inc.	DE
Sunset Billboards, LLC	WA
Terrestrial RF Licensing, Inc.	NV
TLAC, Inc.	DE
Tower FM Consortium, LLC	TX

Name	Country of Incorporation
Adshel (Brasil) Ltda	Brazil
Adshel Ltda	Brazil
Adshel Mexico Adshel New Zealand Ltd. Adshel Street Furniture Pty Ltd	Mexico New Zealand Australia
Aircheck India Pvt. Ltd.	India
Allied Outdoor Advertising Ltd.	United Kingdom
Arcadia Cooper Properties	United Kingdom
Barrett Petrie Sutcliffe London Ltd.	United Kingdom
Barrett Petrie Sutcliffe Ltd.	United Kingdom

C.F.D. Billboards Ltd.

CCH Holding BV

CCO International Holdings BV

CCO Ontario Holdings, Inc.

China Outdoor Media Investment (HK) Co., Ltd.

China Outdoor Media Investment Inc.

Cine Guarantors II, Ltd.

Cine Movile SA de CV

Citysites Outdoor Advertising (Albert) Pty Ltd.

Citysites Outdoor Advertising Pty Ltd.

Citysites Outdoor Advertising (South Australia) Pty Ltd.

Citysites Outdoor Advertising (West Australia) Pty Ltd.

Clear Channel CAC AG

Cinemobile Systems International NV

United Kingdom Netherlands Netherlands Canada Hong Kong British Virgin Islands Canada Mexico Australia Australia Australia Australia Switzerland Curacao
Clear Channel International BV	Netherlands
Clear Channel International Holdings BV	Netherlands
Clear Channel Adshel AS	Norway
Clear Channel Affitalia SRL	Italy
Clear Channel AWI AG	Switzerland
Clear Channel Baltics & Russia AB	Sweden
Clear Channel Banners Ltd.	United Kingdom
Clear Channel Belgium Sprl	Belgium
Clear Channel Brazil Holding S/A	Brazil
Clear Channel (Central) Ltd. Clear Channel Chile Publicidad Ltda	United Kingdom Chile
Clear Channel CV	Netherlands
Clear Channel Danmark A/S	Denmark
Clear Channel Entertainment of Brazil Ltda	Brazil
Clear Channel Espana SLU	Spain
Clear Channel Espectaculos SL	Spain
Clear Channel Estonia OU	Estonia
Clear Channel European Holdings SAS	France
Clear Channel Felice GmbH	Switzerland
Clear Channel France SAS	France
Clear Channel GmbH	Switzerland
Clear Channel Hillenaar BV	Netherlands
Clear Channel Holding AG	Switzerland
Clear Channel Holding Italia SPA	Italy
Clear Channel Holdings CV	Netherlands
Clear Channel Holdings, Ltd.	United Kingdom
Clear Channel Hong Kong Ltd.	Hong Kong
Clear Channel Infotrak AG	Switzerland
Clear Channel International Ltd.	United Kingdom
Clear Channel Interpubli AG	Switzerland
Clear Channel Ireland Ltd.	Ireland
Clear Channel Italy Outdoor SRL	Italy
Clear Channel Jolly Pubblicita SPA	Italy
Clear Channel KNR Neth Antilles NV	Curacao
Clear Channel (Midlands) Ltd.	United Kingdom
Clear Channel NI Ltd.	United Kingdom
Clear Channel (Northwest) Ltd.	United Kingdom
Clear Channel Norway AS	Norway
Clear Channel Outdoor Company Canada	Canada
Clear Channel Outdoor Hungary KFT	Hungary
Clear Channel Outdoor Mexico SA de CV	Mexico
Clear Channel Outdoor Mexico, Operaciones SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Administrativos, SE de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Corporativos, SE de CV	Mexico
Clear Channel Outdoor Pty Ltd.	Australia
Clear Channel Outdoor Spanish Holdings SL	Spain
Clear Channel Overseas Ltd.	United Kingdom
Clear Channel Pacific Pte Ltd.	Singapore
Clear Channel Aida GmbH	Switzerland
Clear Channel Ofex AG	Switzerland
Clear Channel Plakatron AG	Switzerland
Clear Channel Poland SP .Z.O.O.	Poland
Clear Channel Sales AB	Sweden
Clear Channel Sao Paulo Participacoes Ltda	Brazil
Clear Channel (Scotland) Ltd.	Scotland
Clear Channel Schweiz AG	Switzerland
Clear Channel Singapore Pte Ltd.	Singapore
Clear Channel Smartbike SLU	Spain
Clear Channel South West Ltd.	United Kingdom
Clear Channel South America S.A.C.	Peru
Clear Channel (South West) Ltd.	United Kingdom
Clear Channel Suomi Oy	Finland
Clear Channel Sverige AB	Sweden
Clear Channel Tanitim Ve Iletisim AS	Turkey
Clear Channel UK Ltd	United Kingdom
Clear Channel UK One Ltd.	United Kingdom
Clear Channel UK Two Ltd.	United Kingdom
Clear Channel UK Three Ltd.	United Kingdom
Clear Media Limited	Bermuda
Comurben SA CR Phillips Investments Pty Ltd.	Morocco Australia
Eller Holding Company Cayman I	Cayman Islands
Eller Holding Company Cayman II	Cayman Islands
Eller Media Asesorias Y Comercializacion Publicitaria Ltda	Chile
Eller Media Servicios Publicitarios Ltda	Chile
Epiclove Ltd.	United Kingdom
Equipamientos Urbanos de Canarias SA	Spain
Equipamientos Urbanos Del Sur SL	Spain
Equipamientos Urbanos - Gallega de Publicidad Disseno AIE FM Media Ltd.	Spain United Kingdom
Foxmark (UK) Ltd.	United Kingdom
Giganto Holding Cayman	Cayman Islands
Giganto Outdoor SA	Chile
Grosvenor Advertising Ltd.	United Kingdom
Hainan Whitehorse Advertising Media Investment Company Ltd.	China
Illuminated Awnings Systems Ltd.	Ireland
Interspace Airport Advertising Australia Pty Ltd.	Australia
Interspace Costa Rica Airport Advertising SA	Costa Rica
Interspace Airport Advertising Curacao NV	Curacao
Interspace Airport Advertising Netherlands Antilles NV	Netherlands Antilles
Interspace Airport Advertising West Indies Ltd.	West Indies
Interspace Airport Advertising New Zealand Ltd.	New Zealand
Interspace Airport Advertising Grand Cayman Interspace Airport Advertising Trinidad & Tobago Ltd. Interspace Airport Advertising TCI Ltd.	Cayman Islands Republic of Trinidad & Tobago Turks & Caicos
KMS Advertising Ltd.	United Kingdom
L & C Outdoor Ltda.	Brazil
Mars Reklam Producksiyon AS	Turkey
Maurice Stam Ltd Media Monitors Dominican Republic Media Monitors (M) Sdn. Bhd.	United Kingdom Panama Malaysia
Ming Wai Holdings Ltd.	British Virgin Islands
More O'Ferrall Ireland Ltd.	Ireland
Multimark Ltd.	United Kingdom
Nitelites (Ireland) Ltd. Nobro SC	Ireland Mexico
NWP Street Limited	United Kingdom
Outstanding Media I Stockholm AB	Sweden
Paneles Napsa. S.A.	Peru
Parkin Advertising Ltd. Perth Sign Company Phillips Finance Pty Ltd. Phillips Neon Pty Ltd.	United Kingdom Australia Australia Australia
Postermobile Advertising Ltd.	United Kingdom
Postermobile Ltd.	United Kingdom
Premium Holdings Ltd.	United Kingdom
Premium Outdoor Ltd.	United Kingdom
Publicidade Klimes Sao Paulo Ltda	Brazil
Racklight SA de CV	Mexico
Radio Computing Services (Africa) Pty Ltd.	South Africa
Radio Computing Services (NZ) Ltd.	New Zealand
Radio Computing Services (SEA) Pte Ltd.	Singapore
Radio Computing Services (Thailand) Ltd.	Thailand
Radio Computing Services (UK) Ltd.	United Kingdom
Radio Computing Services Canada Ltd.	Canada
RCS Radio Computing China, Inc.	China
Radio Computing Services of Australia Pty Ltd.	Australia
Radio Computing Services (India) Pvt. Ltd.	India
RCS Europe SARL	France
Regentfile Ltd. Rockbox Ltd.	United Kingdom United Kingdom
Service2Cities Shelter Advertising Pty Ltd.	Belgium Australia
SIA Clear Channel Latvia	Latvia
Signways Ltd.	United Kingdom
Sites International Ltd. Storm Outdoor Ltd. Street Furniture (NSW) Pty Ltd.	United Kingdom United Kingdom Australia
Team Relay Ltd.	United Kingdom
The Canton Property Investment Co. Ltd.	United Kingdom
The Kildoon Property Co. Ltd.	United Kingdom
Torpix Ltd.	United Kingdom
Town & City Posters Advertising. Ltd.	United Kingdom
Tracemotion Ltd.	United Kingdom
Trainer Advertising Ltd. UAB Clear Channel Lietuva Urban Design Furniture Pty Ltd	United Kingdom Lithuania Australia
Vision Media Group UK Limited	United Kingdom
Vision Posters Ltd.	United Kingdom